UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2025

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6625 Badura Avenue
Las Vegas, Nevada 89118
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant's Certifying Accountant
 Effective December 11, 2025 (the “Dismissal Date”), the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Skillz Inc. (the “Company,” “we” or “our”) dismissed Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm.

The audit reports of GT on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that their report on the consolidated financial statements for year ended December 31, 2024 included an explanatory note related to the adoption of Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280).

During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through the Dismissal Date, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and GT on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GT, would have caused it to make reference thereto in its audit reports on the financial statements of the Company for such years.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through the Dismissal Date, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except with respect to the material weaknesses in internal control over financial reporting, as further described in the Company’s annual reports on Form 10-K for the year ended December 31, 2024 and 2023 and the quarterly reports on Form 10-Q for March 31, 2025, June 30, 2025 and September 30, 2025, related to

(i)     risk assessment, in which we did not: (a) design an effective risk assessment process based on the criteria established in the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) Framework, and (b) appropriately reassess and adequately design and implement controls over financial reporting, including with respect to identification and review of disclosures and monitoring controls, and with respect to providing the appropriate evidence of review of reconciliations, budgets, and key elements of the financial close process,
(ii)     information technology general controls, in which we did not maintain sufficient: (a) user access controls to ensure appropriate segregation of duties and adequately restrict user and privileged access to financial applications, programs, and data to appropriate Company personnel, (b) program change management controls to ensure that information technology program and data changes affecting financial information technology applications and underlying records are identified, tested, authorized, and implemented appropriately, and (c) program operations controls, and
(iii)     internal control over financial reporting, in which (a) our controls related to properly evaluating certain accounting processes were not adequately designed, implemented or operating effectively including the lack of sufficient documentation or evidence retained to demonstrate management’s review over several financial statement areas, as it relates to the Company’s reconciliations, budgets, and key elements of the financial reporting process and (b) there was an inadequate review of complex accounting assumptions, together with a lack of qualified accounting personnel employed during the year.

The above reportable events were discussed between the Audit Committee and GT, and GT has been authorized by the Company to respond fully to inquiries by Deloitte & Touche LLP (“D&T”), the successor registered public accounting firm of the Company, concerning the reportable events.

The Company provided GT with a copy of the foregoing disclosures it is making herein in response to Item 304(a) of Regulation S-K and requested that GT furnish the Company with a copy of their letter addressed to the SEC pursuant to Item 304(a)(3) of Regulation S-K, stating whether GT agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K. A copy of GT’s letter to the Securities and Exchange Commission dated December 17, 2025 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Also on December 11, 2025, the Audit Committee, based on management’s recommendation, approved the selection of D&T, effective immediately, as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through the Dismissal Date, neither the Company, nor anyone on its behalf, consulted D&T regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and neither a written report nor oral advice was provided to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1     Letter from Grant Thornton LLP dated December 17, 2025 to the Securities and Exchange Commission regarding change in certifying accountant
104    Cover Page Interactive Data File (embedded with the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Todd A. Valli
	Name:	Todd A. Valli
	Title:	Chief Accounting Officer
Date: December 17, 2025